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                Exhibit 23.1 - Consent of Independent Auditors




We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-88036) and in the Registration Statement (Form S-3 No. 33-61940), as amended, and related Prospectus, of Methode Electronics, Inc. of our report dated June 18, 1996, with respect to the consolidated financial statements of Methode Electronics, Inc. included in this Annual Report (Form 10-K) for the year ended April 30, 1996.





                                       ERNST & YOUNG LLP





Chicago, Illinois
July 25, 1996







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